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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10K, into the Company's previously filed Registration Statement File Nos. 333-27503.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 13, 1997